                                                                    EXHIBIT 10.9

                               SEVENTH AMENDMENT
                                       TO
                    AMENDED AND RESTATED FINANCING AGREEMENT

         This Seventh Amendment to Amended and Restated Financing Agreement is executed and entered into by and between NATIONSBANK OF TEXAS, N.A., a national bank ("Lender") and ENCORE WIRE CORPORATION, a Delaware corporation ("Borrower"), executed as of December 11, 1996, as follows:

                                    RECITALS

         NationsBank and Encore are parties to the certain Amended and Restated Financing Agreement dated effective June 15, 1994, as amended by the First Amendment to Amended and Restated Financing Agreement dated July 26, 1994, the Second Amendment to Amended and Restated Financing Agreement dated December 29, 1994, the Third Amendment to Amended and Restated Financing Agreement dated April 7, 1995, the Fourth Amendment to Amended and Restated Financing Agreement dated August 31, 1995, the Fifth Amendment to Amended and Restated Financing Agreement dated March 19, 1995, and the Sixth Amendment to Amended and Restated Financing Agreement dated September 17, 1996 (hereinafter called the "Agreement"). Terms defined in the Agreement, wherever used in this Seventh Amendment, shall have the same meanings as are prescribed by the Agreement.

         NationsBank and Encore have agreed to amend the Agreement as provided hereinbelow.

         NOW THEREFORE, for value received, and in consideration of the premises, NationsBank and Encore hereby agree as follows:

         1. Paragraph 7.31 ("Redemptions and Acquisitions of Shares") hereby is amended to read in its entirety as follows:

                 "7.31 REDEMPTIONS AND ACQUISITIONS OF SHARES. Borrower will not make any payment on account of the purchase, redemption or other acquisition or retirement of any shares of capital stock, provided, that notwithstanding the foregoing, for so long as no Event of Default shall have occurred and be continuing, and no other event or condition which is reasonably expected to result in a Material Adverse Effect or would be the subject of a required notice under paragraph 7.13 is in existence, Borrower shall not be prohibited from repurchasing shares to be held as treasury shares, provided further that (i) the aggregate number of such shares purchased shall not exceed 400,000 and the aggregate purchase price paid by Borrower for all such shares shall not exceed the maximum amount of $5,500,000.00, and (ii) no Event of Default shall result from, or exist immediately following, any such repurchase."
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         2.      Paragraph 1 of this Seventh Amendment shall be deemed
effective as of April 7, 1995.

         3. The following items shall be delivered to Lender prior to or simultaneously with execution and delivery of this Seventh Amendment:

                 (a) A certificate signed by the corporate secretary of Borrower (i) certifying to Lender that its Certificate of Incorporation and Bylaws have not been amended since Borrower's certification thereof under Secretary's Certificate previously submitted to Lender as of June 15, 1994 in connection with execution of the Agreement, and specifying that the officers of Borrower listed therein are duly elected, qualified and acting as of the effective date hereof (or alternatively, specifying any change in such listing) and (ii) attaching and certifying resolutions duly adopted by the board of directors of Borrower authorizing the Seventh Amendment and the transactions evidenced hereby, and authorizing and directing one or more named officers of Borrower to execute and deliver the Seventh Amendment, and all related documentation required by Lender, on behalf of Borrower, which certificate shall be in form satisfactory to Lender; and

                 (b) Such other documentation as Lender may reasonably require in connection with the Agreement or this Seventh Amendment.

         4. In consideration of this Seventh Amendment, Borrower represents to Lender that (i) no Event of Default, or other event or condition which would be the subject of a required notice under paragraph 7.13 of the Agreement, is in existence as of the effective date hereof and (ii) each of the representations and warranties contained in the following paragraphs of the Agreement are true and correct as of the effective date of this Seventh
Amendment: paragraph 6.1 through paragraph 6.21.

         5. The Agreement hereby is ratified and confirmed as being and continuing in full force and effect according to its terms, as amended by this Seventh Amendment.

         6. This Agreement (i) is binding upon Borrower and Lender and their respective successors and assigns, (ii) represents the entire agreement between the parties regarding the subject matter hereof and may not be amended or modified except in writing signed by both parties, (iii) shall be governed and construed according to the laws of the State of Texas and (iv) may be executed by counterpart, in which case each such counterpart together shall be considered to be the same agreement. A telecopy of any such executed counterpart shall be valid as an original.


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         THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE
         PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED effective as of the date specified in the preamble.

                                        NATIONSBANK OF TEXAS, N.A.

                                        By: /s/ FRANK IZZO
                                           -------------------------------------
                                        Name: Frank Izzo
                                             -----------------------------------
                                        Title: Sr. Vice President
                                              ----------------------------------


                                        By: /s/ TODD M. BURNS
                                           -------------------------------------
                                        Name: Todd M. Burns
                                             -----------------------------------
                                        Title: Banking Officer
                                              ----------------------------------

                                        ENCORE WIRE CORPORATION

                                        By: /s/ SCOTT WEAVER
                                           -------------------------------------
                                        Name: Scott Weaver
                                             -----------------------------------
                                        Title: VP Finance
                                              ----------------------------------

                              CONSENT BY GUARANTOR

         EWC Leasing Corp. hereby (i) consents to execution and performance by Borrower of the foregoing Seventh Amendment to Amended and Restated Financing Agreement ("Seventh Amendment") and (ii) ratifies and confirms its Guaranty dated effective as of June 15, 1994 as continuing in full force and effect with respect to all "Obligations" defined by the Agreement, including as amended by the Seventh Amendment, as of the effective date hereof.

                                        EWC LEASING CORP.

                                        By:/s/ SCOTT WEAVER
                                           -------------------------------------
                                        Name:  SCOTT WEAVER
                                             -----------------------------------
                                        Title: VP Finance
                                              ----------------------------------



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

THE STATE OF TEXAS        )

COUNTY OF DALLAS          )

BEFORE ME, the undersigned authority, on this day personally appeared TODD M. BURNS, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said NATIONSBANK OF TEXAS, N.A., and was executed for the purposes and consideration therein expressed and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 18th day of December, 1996.


                                                   /s/ DANA ANN WOODRUFF
                                                   -----------------------------
                                                   NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:                             DANA ANN WOODRUFF
       4/29/97                                     -----------------------------
----------------------                             (Printed Name of Notary)


THE STATE OF TEXAS        )

COUNTY OF DALLAS          )


BEFORE ME, the undersigned authority, on this day personally appeared Frank IZZO, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said NATIONSBANK OF TEXAS, N.A., and was executed for the purposes and consideration therein expressed and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the_____________day of December, 1996.



                                                   /s/ DANA ANN WOODRUFF
                                                   -----------------------------
                                                   NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:                             DANA ANN WOODRUFF
     4/29/97                                       -----------------------------
---------------------                              (Printed Name of Notary)


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THE STATE OF TEXAS        )

COUNTY OF DALLAS          )

BEFORE ME, the undersigned authority, on this day personally appeared SCOTT WEAVER, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said ENCORE WIRE CORPORATION, a Delaware corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 12th day of December, 1996.


                                                   /s/ SHIRLEY WRIGHT
                                                   -----------------------------
                                                   NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:                             SHIRLEY WRIGHT
         1-31-97                                   -----------------------------
----------------------                             (Printed Name of Notary)


THE STATE OF TEXAS        )

COUNTY OF DALLAS          )


BEFORE ME, the undersigned authority, on this day personally appeared SCOTT WEAVER, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said EWC LEASING CORP., a Nevada corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 12th day of December, 1996.


                                                   /s/ SHIRLEY WRIGHT
                                                   -----------------------------
                                                   NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:                             SHIRLEY WRIGHT
      1-31-97                                      -----------------------------
----------------------                             (Printed Name of Notary)



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